UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2025 (May 27, 2025)

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-6571 (Commission File Number)	22-1918501 (I.R.S. Employer Identification No.)

126 East Lincoln Avenue, Rahway, NJ (Address of principal executive offices)	07065 (Zip Code)

(732) 594-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.50 par value)	MRK	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
3.250% Notes due 2032	MRK/32	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK 36A	New York Stock Exchange
3.500% Notes due 2037	MRK/37	New York Stock Exchange
3.700% Notes due 2044	MRK/44	New York Stock Exchange
3.750% Notes due 2054	MRK/54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Merck & Co., Inc. (the “Company”) was held on May 27, 2025.
(b)	Shareholders voted on the matters set forth below:

1.	The following nominees were elected to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Shareholders and received the number of votes set forth opposite their names:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes
Douglas M. Baker, Jr.	1,831,509,913	5,550,014	3,091,686	302,387,312
Mary Ellen Coe	1,817,188,215	20,300,710	2,662,688	302,387,312
Pamela J. Craig	1,801,890,446	34,170,595	4,090,572	302,387,312
Robert M. Davis	1,673,400,384	155,436,118	11,315,111	302,387,312
Thomas H. Glocer	1,701,455,194	135,606,278	3,090,141	302,387,312
Surendralal L. Karsanbhai	1,830,079,616	6,948,097	3,123,900	302,387,312
Risa J. Lavizzo-Mourey, M.D.	1,816,320,642	21,162,665	2,668,306	302,387,312
Stephen L. Mayo, Ph.D.	1,831,336,855	6,029,686	2,785,072	302,387,312
Paul B. Rothman, M.D.	1,828,104,993	9,255,233	2,791,387	302,387,312
Patricia F. Russo	1,585,789,105	250,618,066	3,744,442	302,387,312
Christine E. Seidman, M.D.	1,830,521,779	7,058,655	2,571,179	302,387,312
Inge G. Thulin	1,796,728,019	40,701,362	2,722,232	302,387,312
Kathy J. Warden	1,786,700,041	49,764,216	3,687,356	302,387,312

2.	Non-binding advisory vote to approve the compensation of our named executive officers:

1,673,231,538	votes FOR

156,312,968	votes AGAINST

10,607,107	shares abstained from voting.

302,387,312	broker non votes.

3.	Ratification of the appointment of the Company’s independent registered public accounting firm for 2025:

2,018,948,298	votes FOR

119,922,460	votes AGAINST

3,668,167	shares abstained from voting.

4.	Shareholder proposal regarding a human rights impact assessment:

279,462,163	votes FOR

1,536,943,452	votes AGAINST

23,745,998	shares abstained from voting.

302,387,312	broker non votes.

5.	Shareholder proposal regarding a tax transparency report:

416,986,153	votes FOR

1,409,197,067	votes AGAINST

13,968,393	shares abstained from voting.

302,387,312	broker non votes.

6.	Shareholder proposal to revisit DEI goals in executive pay incentives:

24,964,452	votes FOR

1,802,351,315	votes AGAINST

12,835,846	shares abstained from voting.

302,387,312	broker non votes.

7.	Shareholder proposal regarding a report on civil liberties in advertising services:

36,319,138	votes FOR

1,782,228,792	votes AGAINST

21,603,683	shares abstained from voting.

302,387,312	broker non votes.

A majority of the votes cast was required for all seven proposals to be approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: May 29, 2025	By:	/s/ Kelly E. W. Grez
Kelly E. W. Grez
Corporate Secretary